Exhibit 10.8

FIRST AMENDMENT TO PROMISSORY NOTE

This FIRST AMENDMENT TO PROMISSORY NOTE (the “Amendment”) is entered into as of April 22, 2020, by and between PTK Acquisition Corp, a Delaware corporation (the “Maker”) and PTK Holdings, LLC, a Delaware limited liability company (the “Payee”). All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Note (as defined below).

WHEREAS, Maker has issued that certain Promissory Note, dated October 10, 2019, in the principal amount of $300,000, to Payee (the “Note”).

WHEREAS, Maker and Payee desire to amend the Note as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration the sufficiency of which is hereby acknowledged, the undersigned hereby agree as follows:

1. Amendment. Section 1 of the Note is hereby amended and restated in its entirety as follows:

“1. Principal. The principal balance of this Promissory Note (this “Note”) shall be payable as follows: upon the consummation of Maker’s initial public offering of its securities (the “IPO”), the entire principal balance of this Note shall be convertible into 600,000 private warrants (as defined in the registration statement on Form S-1 filed by Maker on or about April 22, 2020) issuable to Payee at a purchase price of $0.50 per warrant; provided, that the entire principal balance of this Note shall be due and payable in cash on the date on which Maker determines not to conduct an initial public offering of its securities. The principal balance may be prepaid at any time.”

2. Effect of Amendment. All terms and provisions of the Note shall continue in full force and effect except as expressly modified by this Amendment.

3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefits of the parties hereto and their respective successors and assigns and is not intended to confer upon any other Person any rights or remedies hereunder.

4. Construction. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

5. Captions; Counterparts. The captions in this Amendment are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Amendment. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF the parties have hereunto caused this Amendment to be duly executed as of the date first above written.

PTK ACQUISITION CORP.

By:

/s/ Peter Kuo
Name: Peter Kuo
Title: Chief Executive Officer

PTK HOLDINGS LLC

/s/ Peter Kuo
Name: Peter Kuo
Title: Manager